Consulting Agreement for
Cayson Acquisition Corp
SPAC上市协议

Party A: 甲方:	**Mr. Yawei Cao** 曹亚伟先生
Party B: 乙方:	**TenX Global Capital LP** 腾市全球资本
Managing Director:	Ms. Jiayu Li

Whereas:
鉴于:

The purpose of this agreement ("Agreement") is to outline our agreement in principle pursuant to which TenX Global Capital LP ("Party B") will act as consultant to Mr. Yaowei Cao ("Party A") which you have formed in connection with the formation and initial offering (the "Offering") of a "special purpose acquisition company," which is being established to consummate a business combination (such matter, the "SPAC Acquisition").

本聘用函的目的在原则上概述我们的协议内容，根据本协议，腾市全球资本（以下简称 "乙方"）将作为曹亚伟先生（以下简称 "甲方"）的顾问。此协议包含了乙方为贵公司提供特殊用途收购公司的设立及其股票的首次发行（以下简称 "发行"）相关顾问服务的具体条款。设立特殊目的公司是为了完成企业并购，此类并购以下简称"SPAC并购"。

1. Services: Until the date one year from the full execution of this Agreement by both Party A and Party B; Party B agrees to perform services (the "Services") at Party A's direction that include, but are not limited to, the following:
   服务：在协议签署的一年期限内，乙方同意根据甲方需求为甲方提供以下服务（以下称"服务"）内容，包括但不限于：

   (a) Party B will form a US capital market team for Party A, led by one of its managing directors along with two team members with professional

experience of relevant legal, accounting, capital market and other experience and skills.
乙方将为甲方成立专门的美国资本市场项目辅导小组，由乙方的一名董事总经理担任项目负责人并带领两人组成项目组，项目组成员则应具备相关法律、会计和资本市场等必备专业知识、经验和技能。

(b) Party B will advise Party A on works related to an investment bank to provide an underwritten offering.
乙方将指导甲方与提供融资承销服务承销商进行协作

(c) Party B will advise Party A on hiring a PCAOB auditing firm to audit its financial statements and assist Party A to prepare its S1 registration statement or the appropriate documents and filings necessary to effectuate the Transaction.
乙方将指导甲方具有美国 PCAOB 资质的审计师事务所来审计甲方的财务报表和协助甲方准备 S1招股书注册声明或类似文件和其他相关的文件和档案来完成交易。

(d) Party B will advise Party A on hiring an experienced SPAC management team and board of directors.
乙方将协助甲方聘请符合SPAC上市要求的高管团队和董事会成员。

(e) Party B will assist Party A in preparing for and participating in investor presentations.
乙方将协助甲方为投资者路演准备材料并协助甲方参加投资者路演。

(f) Party B will introduce institutional investors to Party A and assist Party A in the event of due diligence, deal structuring and term negotiation
乙方将为甲方引荐机构投资者并协助甲方进行尽职调查、投资交易机构设计和条款协商等。

(g) Upon request, Party B will provide Party A with available market data.
应甲方要求，乙方将为甲方提供可获取的市场数据。

(h) Party B will assist in drafting of press releases.
乙方将协助甲方撰写新闻稿。

(i) Party B will make itself available for board meetings.
乙方将参加甲方的董事会会议。

2. Fees and Expenses:
服务费和费用

Cash Fees: US$150,000.00 (the "Cash Fee")
现金费用：15万美金（"现金费用"）
甲方：乙方之外其余的股权

(a) Cash Fees:

i. Within three business days after signing of this Agreement by Party B

and Party A, Party A agrees to make an initial payment of US$100,000.00 towards the total Cash Fee.

ii. Within three business days after Party A's receipt of no comment letter from the SEC on the F-1 or other equivalent filings, Party A agrees to make a final payment of US$50,000 towards the total Cash Fee.

（1）在乙方和甲方签署本协议后的三个工作日内，甲方同意支付乙方总顾问费现金部分（以下称"服务费"）的10万元美金；
（2）在乙方协助甲方取得美国证监会关于上市S-1/F-1或等同上市注册文件的无异议函之日的次日起三个工作日内，甲方须向乙方支付上市总顾问费现金部分的5万元美金。

3. Information: Party A will furnish Party B with such material regarding the business and financial condition of Party A as may be required to allow Party B to perform the Services, all of which will be accurate and complete in all material aspects. Party B is relying, without independent verification, on the accuracy and completeness of all information furnished to Party B.
信息：为了乙方向甲方提供相应的顾问服务，甲方将向乙方提供乙方要求的关于甲方业务和财务方面的信息。所有重要方面信息必须准确和完整。在无需独立的确认的前提下，乙方将认为甲方提供的所有信息为准确和完整的。

4. Confidentiality: All non-public information concerning Party A which is given to Party B will be used by Party B solely in the course of the performance of its Services hereunder and will be treated confidentially by Party B and any retained advisors and agents for as long as such information remains non-public. Except as otherwise required by law, Party B will not use such information or disclose such information to a third party, other than its representatives who have a need to know such information in connection with the transaction contemplated by this Agreement and who agree to keep such information confidential.
保密：所有关于甲方给与乙方使用的非公开信息只能用于提供协议规定的服务之目的，只要这些信息仍未公开，乙方以及乙方使用的其它顾问和机构将按照保密级来处理这些信息。除了法律另有要求以外，乙方将不会使用或向除其代表人外的第三方泄露这些信息，该代表人是需要了解与协议相关的交易内容的人且该代表同意对这些信息进行保密。

5. Term: Party A may terminate this Agreement at any time by giving Party B at least sixty (60) business days' prior written notice of such termination. The provisions of this Sections 2, 3, 4, 5, 6, 7, 8, 10 and 11 of this Agreement shall survive the expiration or termination of this Agreement.

期限：甲方可以随时终止协议，但应提前至少60个工作日书面通知乙方。如在乙方境外中介机构进场后甲方提前终止协议，协议条款中第2、3、4、5、6、7、8、10、11条仍将有效。

6. Sole and Entire Agreement, Binding Effect: This Agreement is the sole and entire agreement between the parties pertaining to its subject matter and supersedes all prior agreements, representations and understandings of the parties. No modifications of this Agreement shall be binding unless agreed to in writing by Party B and the Party A. This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the parties hereto.
协议的唯一和完整，效力： 本协议为协议双方唯一而且完整的协议，并替代之前的协议，声明和理解。除非乙方和甲方共同书面同意，对协议的任何修改都无效。 本协议对双方的继承人和受让人均具有约束力并符合其利益。

7. Scope of Responsibility; indemnification: Party B shall not be liable to Party A, or to any other person claiming through Party A, for any claim, loss, damage, liability, or expense suffered by Party A or any such other person arising out of or related to Party B's engagement.
责任范围和补偿： 乙方不对甲方或者任何通过甲方索赔的其他人承担任何由于乙方的聘用产生的甲方或其他人的任何损失，责任或者费用。

8. Representations and Warranties; Covenants: Party A and Party B represent, warrant and covenant to each other as follows:
声明和担保；条款：甲方和乙方声明和担保以下内容:

   a) All information provided by the other party will be accurate and complete in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made.
   甲方和乙方提供给对方的所有信息在重大方面为准确和完整的，不含有对任何重大事实的不真实的描述或者不得省略为使得相关陈述内容不具有误导性的重大事实。

   b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement have been duly authorized by all necessary corporate action.
   协议的签署、交付和执行以及交易的完成按照企业章程通过了所有的必要程序。

9. Governing Law; Jurisdiction: This Agreement shall be governed by and construed in all respects under the laws of State of New York for any dispute related to this Agreement. By execution and delivery of this Agreement, the parties agree and accept that any legal action or proceeding brought with respect to this Agreement shall be brought in New

York County in the state of New York:
适用法律： 如双方发生纠纷，确认受美国纽约州的法律管辖。自本协议签署生效起，双方同意并接受在友好协商后，对本协议提起的任何法律诉讼或程序应在美国纽约州纽约市发起。

10. Miscellaneous: Nothing in this Agreement is intended to obligate Party B to provide any services other than as set forth above. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall be considered a single instrument. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings (both written and oral) of the parties with respect to the subject matter of this Agreement. This Agreement cannot be amended or otherwise modified except in writing signed by the parties. The provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Party A and Party B.
杂项：除以上内容以外，协议不要求乙方对履行其它服务负责。
协议可以为多份，每份都视为原件。协议包含了协议双方的所有理解而且取代双方之前有关协议内容的所有的相关的协议和理解（口头或者书面)。除非以双方签署的书面形式修改，否则本协议不得修改或以其他方式修改。协议的条款将对甲方和乙方的继承人和受让人有利并对上述主体具有约束力。

11. Language: This Agreement is made in both Chinese and English. In case of any conflict of the two languages, the English version shall prevail.
语言：本协议为以中文和英文拟就。两种文本如有冲突，以英文为准。

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Kindly indicate your assent to the terms and conditions of our understanding by signing and returning a copy of this letter, the other copy of which is for your files. We are looking forward to working with you.
如同意协议的条款，请在签署协议后一份交还给我们，一份留作贵司档案。我们期待和贵司的合作！

Very truly yours,
诚挚的，

AGREED AND ACCEPTED THIS DAY OF July 18, 2024
于2024年7月18日同意并且接受

Party A:甲方：Mr. Yawei Cao
曹亚伟先生

By签字: ____________________

Name 姓名： Yawei Cao 曹亚伟

Party B: TenX Global Capital LP
乙方：腾市全球资本

By: ____________________

Name： Jiayu Li

Title 职务： General Partner 合伙人